Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adrianne B. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overstock.com, Inc. on Form 10-Q for the quarter ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Overstock.com, Inc.

Date:	July 31, 2023	/s/ ADRIANNE B. LEE
Adrianne B. Lee
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)